Exhibit 10.6

_________, 2018

Ladies and Gentlemen:

DD3 Acquisition Corp. (“Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits to purchase an aggregate of 225,000 units of the Company (“Initial Units”), each Initial Unit consisting of one ordinary share, no par value, of the Company (“Ordinary Shares”), and one warrant (“Warrant”), each Warrant to purchase one Ordinary Share, at $10.00 per Private Unit, for an aggregate purchase price of $2,250,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 18,750 units of the Company (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit for an aggregate purchase price of up to $187,500 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 48 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”), the undersigned will cause the Purchase Price to be delivered to Continental Stock Transfer & Trust, Company, by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Corporation consummates the IPO.

The consummation of the purchase and issuance of the Initial Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, the Initial Purchase Price shall be deposited, without interest or deduction, into the trust account (“Trust Account”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, shall be deposited into the Trust Account. Upon expiration of the over-allotment option, any unused portion of the Over-Allotment Purchase Price shall be returned to the undersigned.

The Private Units will be identical to the units to be sold by the Company in the IPO, except that:

●	the undersigned agrees to vote the Ordinary Shares included in the Private Units in favor of any proposed Business Combination;

●	the undersigned agrees not to seek redemption rights, or seek to sell such shares in any tender offer, with respect to any Ordinary Shares included in the Private Units;

●	the Private Units and underlying securities will not be transferable, assignable or salable by the undersigned (except (i) to the undersigned’s or the Company’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of a Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of the applicable escrow agreement and to be bound by these transfer restrictions) until after the completion of a Business Combination;

●	the Private Units will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units or the underlying securities (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO) if the Company fails to consummate a Business Combination; and

●	the Private Units and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Units and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Units and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

The undersigned understands and acknowledges an exemption from the registration requirements of the Securities Act requires there be no general solicitation of purchasers of the Private Units. In this regard, if the IPO were deemed to be a general solicitation with respect to the Private Units, the offer and sale of such Private Units may not be exempt from registration and, if not, the undersigned may have a right to rescind its purchase of the Private Units. In order to facilitate the completion of the IPO and in order to protect the Company, its shareholders and the amounts in the Trust Account from claims that may adversely affect the Company or the interests of its shareholders, the undersigned hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Private Units. The undersigned acknowledges and agrees this waiver is being made in order to induce the Company to sell the Private Units to the undersigned. The undersigned agrees the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Private Units hereunder or relating to the purchase of the Private Units and the transactions contemplated hereby. The undersigned agrees (a) not to seek recourse against the Trust Account for any reason whatsoever in connection with its purchase of the Private Units or any Claim that may arise now or in the future and (b) that to the extent any waiver of rights under this paragraph is ineffective as a matter of law, the undersigned has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The undersigned acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard. The undersigned further acknowledges and agrees that the shareholders of the Company are and shall be third-party beneficiaries of this paragraph.

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Very truly yours,

DD3 Mex Acquisition Corp

By:
Name:
Title:

Accepted and Agreed:

DD3 ACQUISITION CORP.

By:
Name:
Title:

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